                                 THE ARBOR FUND

                                 THE OVB FUNDS
                      Supplement dated September 15, 1997
                      to the Prospectus dated May 31, 1997

The Prospectus dated May 31, 1997 is hereby amended and supplemented by inserting the following section before the section "TAXES" on page 22:

PERFORMANCE INFORMATION FOR PREDECESSOR COMMON TRUST FUNDS

The Capital Appreciation, Emerging Growth, Government Securities and West Virginia Portfolios are successors to Common Trust Funds K, S, D and I, respectively, (the "Common Trust Funds") managed by One Valley. A substantial portion of the assets of the appropriate Common Trust Fund was transferred to the respective Portfolio in connection with its commencement of operations. Set forth below is certain performance data for the Portfolios that includes periods during which they were operated as common trust funds. The performance for periods during which the Portfolios existed as Common Trust Funds is deemed relevant because each respective Common Trust Fund was managed using virtually the same investment objective, policies and restrictions as those used by the corresponding Portfolio. The performance data, however, is not necessarily indicative of the future performance of the Portfolios. Further, the predecessor Common Trust Funds were not subject to certain investment limitations and restrictions imposed by the 1940 Act and the Code, which, if applicable, may have adversely affected the performance results of the Common Trust Funds.

The predecessor Common Trust Funds did not incur expenses that correspond to the advisory, administrative, and other fees to which the Portfolios are subject. Accordingly, the following performance information has been adjusted by applying the total expense ratio and sales charges for each class of the Portfolios, as disclosed under "Expense Summary" above, which reduced the actual performance of the Portfolios.

                        TOTAL RETURNS FOR THE PORTFOLIOS
                                      AND
                           STANDARD BENCHMARK INDICES
                       FOR THE PERIOD ENDED JUNE 30, 1997

PORTFOLIOS/BENCHMARKS                                            1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------  ---------  ----------  -----------
Capital Appreciation Portfolio                                     17.35%      14.52%      11.48%
BENCHMARK--STANDARD & POOR'S 500 COMPOSITE STOCK INDEX             34.68%      19.75%      14.62%

Emerging Growth Portfolio                                         (13.40%)     14.42%      13.88%
BENCHMARK--FRANK RUSSELL 2000 GROWTH INDEX                          4.60%      15.13%       8.95%

Government Securities Portfolio                                     7.04%       7.63%       8.43%
BENCHMARKS--LEHMAN GOVERNMENT/CORPORATE INDEX                       7.75%       7.23%       8.72%
LIPPER INTERMEDIATE INVESTMENT--GRADE DEBT FUNDS AVERAGE            7.54%       6.40%       8.14%

West Virginia Portfolio                                             7.51%       5.62%       6.50%
BENCHMARKS--LIPPER INTERMEDIATE TERM MUNICIPAL DEBT FUNDS
  AVERAGE                                                           6.55%       5.95%       6.88%
LIPPER GENERAL MUNICIPAL DEBT FUNDS AVERAGE                         7.81%       6.51%       7.76%

------------------------

    (1) The Capital Appreciation Portfolio was converted from Common Trust Fund K on December 30, 1993. The Emerging Growth Portfolio was converted from Common Trust Fund S on December 29, 1993. The Government Portfolio was converted from Common Trust Fund D on December 30, 1993. The West Virginia Portfolio was converted from Common Trust Fund I on December 17, 1993.

The Standard & Poor's 500 Composite Stock Index is a market capitalization weighted index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. The Frank Russell 2000 Growth Index measures the performance of those Russell 2000 (an unmanaged index comprised of 2000 domestically traded common stocks of small capitalization companies) companies with higher than market average price-to-book ratios and higher than market average forecasted growth values. The Lehman Government/Corporate Index is an aggregate of the Lehman Government and Corporate Indices, including U.S. government treasury and agency securities, corporate and yankee bonds. The Lipper Intermediate Investment-Grade Debt Funds Average is an index comprised of mutual funds that invest at least 65% of their assets in investment-grade debt issues (rated in top four ratings categories) with dollar-weighted average maturities of five to ten years. The Lipper Intermediate-Term Municipal Debt Funds Average is an index comprised of mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. The Lipper General Municipal Debt Funds Average is an index comprised of mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings categories. The comparison of the Portfolios with these indices is meant to provide you with a general sense of how the Portfolios compared to standard benchmarks of the market. The indices are paper calculations and do not reflect any expenses that generally accompany an investment in common trust funds or mutual funds such as sales charges, expenses for fund operation, management fees and portfolio transaction costs.

The past performance of the Portfolios is no guarantee of their future performance.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

OVB-A-009-01